KAR Capital Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—99.3%
Communication Services—13.6%
Activision Blizzard, Inc.	115,030	$6,835
Facebook, Inc. Class A(1)	156,960	32,216
Netflix, Inc.(1)	59,370	19,210
Tencent Holdings Ltd. ADR	335,360	16,101
		74,362

Consumer Discretionary—26.0%
Alibaba Group Holding Ltd. Sponsored ADR(1)	151,520	32,137
Amazon.com, Inc.(1)	21,702	40,102
Home Depot, Inc. (The)	37,225	8,129
Las Vegas Sands Corp.	188,603	13,021
McDonald’s Corp.	37,900	7,489
MercadoLibre, Inc.(1)	14,120	8,076
NIKE, Inc. Class B	160,560	16,266
Ross Stores, Inc.	104,076	12,117
Trip.com Group Ltd. ADR(1)	152,430	5,113
		142,450

Consumer Staples—6.1%
McCormick & Co., Inc.	41,425	7,031
Monster Beverage Corp.(1)	81,543	5,182
Philip Morris International, Inc.	120,537	10,257
Procter & Gamble Co. (The)	85,700	10,704
		33,174

Financials—7.5%
Bank of America Corp.	508,440	17,907
Charles Schwab Corp. (The)	176,058	8,373
MarketAxess Holdings, Inc.	28,270	10,718
Progressive Corp. (The)	55,060	3,986
		40,984

Health Care—7.1%
Danaher Corp.	69,952	10,736
HealthEquity, Inc.(1)	79,940	5,921
Illumina, Inc.(1)	17,160	5,693
Zoetis, Inc.	126,217	16,705
		39,055

Industrials—9.7%
CoStar Group, Inc.(1)	19,951	11,937
Equifax, Inc.	37,090	5,197
Fair Isaac Corp.(1)	20,980	7,861
Kansas City Southern	60,710	9,298
Roper Technologies, Inc.	32,589	11,544
Uber Technologies, Inc.(1)	255,661	7,603
		53,440

Information Technology—27.0%
Accenture plc Class A	46,808	9,856
	Shares	Value

Information Technology—continued
Amphenol Corp. Class A	146,698	$15,877
Avalara, Inc.(1)	168,350	12,332
Bill.com Holdings, Inc.(1)(2)	331,860	12,627
NVIDIA Corp.	76,190	17,928
Paycom Software, Inc.(1)	91,792	24,303
Trade Desk, Inc. (The) Class A(1)	53,470	13,890
Visa, Inc. Class A	147,594	27,733
Workday, Inc. Class A(1)	83,611	13,750
		148,296

Materials—2.3%
Ecolab, Inc.	65,656	12,671
Total Common Stocks (Identified Cost $235,878)		544,432

Total Long-Term Investments—99.3% (Identified Cost $235,878)		544,432

TOTAL INVESTMENTS—99.3% (Identified Cost $235,878)		$544,432
Other assets and liabilities, net—0.7%		3,794
NET ASSETS—100.0%		$548,226

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Restricted security.

Country Weightings†
United States	90%
China	10
Total	100%
† % of total investments as of December 31, 2019.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$544,432	$544,432
Total Investments	$544,432	$544,432
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
Securities held by the Fund with an end of period value of $12,627 were transferred from Level 3 to Level 1 due to a market listing.
See Notes to Schedule of Investments

KAR CAPITAL GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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